UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2015 (March 5, 2015)

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 342-3400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Update on Queensland Bulk Handling Pty Ltd. Litigation On February 27, 2015, subsequent to the disclosure on this case provided in Peabody Energy Corporation’s (“Peabody”) Form 10-K filing for fiscal year ended December 31, 2014, the Supreme Court of Queensland, Australia ruled that Queensland Bulk Handling Pty Ltd (“QBH”) and Peabody (Wilkie Creek) Pty Limited were bound to enter into a new Coal Port Services Agreement (“CPSA”) upon substantially the same terms as the 2009 CPSA between them. Under the 2009 CPSA, QBH provided services to Peabody’s Wilkie Creek mine, which was closed in 2013. Under the court’s ruling, the term of the new CPSA would commence January 1, 2015 and expire on December 31, 2026. The CPSA would require annual minimum payments of approximately $9.5 million. Peabody (Wilkie Creek) Pty Limited strongly disputes this finding and will appeal the court’s ruling. Peabody is currently assessing the accounting impacts, if any, of this event. Peabody believes this litigation is likely to be resolved without a material adverse effect on its financial condition, results of operations or cash flows.

As provided in General Instruction B.2 of Form 8-K, the information included under this Item shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On March 5, 2015, Peabody issued a press release announcing the pricing of its previously announced offering of 10.000% Senior Secured Second Lien Notes due 2022. Peabody intends to use the net proceeds from the sale of the notes to fund the tender offer to purchase for cash any and all of the $650 million aggregate principal amount outstanding of its 7 3/8% Senior Notes due 2016 and for general corporate purposes, which may include the payment of its federal coal lease expenditures. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Peabody Energy Corporation, dated March 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

March 5, 2015	By:	/s/ Scott T. Jarboe
		Name:	Scott T. Jarboe
		Title:	Assistant Secretary of Peabody Energy Corporation

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Peabody Energy Corporation, dated March 5, 2015.

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